FOR IMMEDIATE RELEASE                                                        CONTACT: Bill Jones
                                                               615-849-2272

CAVALRY SHAREHOLDERS APPROVE ACQUISITION
BY PINNACLE FINANCIAL PARTNERS

Murfreesboro, Tenn., Dec. 22, 2005 - The shareholders of Cavalry Bancorp, Inc. (Nasdaq: CAVB) today approved the transaction for Pinnacle Financial Partners, Inc. (Nasdaq: PNFP) to acquire Cavalry Bancorp, Inc.
The acquisition is subject to regulatory approval and is expected to close by March 31, 2006. Pinnacle’s shareholders approved the transaction yesterday.
Announced in early October, the acquisition will create the second largest financial institution headquartered in Tennessee, with 16 offices in the Nashville-Davidson-Murfreesboro metropolitan statistical area (MSA) and one in neighboring Bedford County.
Cavalry Bancorp, Inc. is the parent of Cavalry Banking, a community-oriented financial institution operating nine retail offices in Rutherford and Bedford Counties in Middle Tennessee.
Additional information concerning Cavalry can be accessed at www.cavb.com, while additional information concerning Pinnacle can be accessed at www.pnfp.com.
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Certain of the statements in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate" and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking. All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of Cavalry to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, without limitation, (i) unanticipated deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses, (ii) the inability of Cavalry to continue to grow its loan portfolio at historic rates, (iii) increased competition with other financial institutions, (iv) lack of sustained growth in the economy in the Nashville, Tennessee area, (v) rapid fluctuations or unanticipated changes in interest rates, (vi) the inability of Cavalry to satisfy regulatory requirements for its expansion plans, (vii) the inability of Cavalry to execute its expansion plans and (viii) changes in the legislative and regulatory environment. A more detailed description of these and other risks is contained in Cavalry’s most recent annual report on Form 10-K. Many of such factors are beyond Cavalry’s ability to control or predict, and readers are cautioned not to put undue reliance on such forward-looking statements. Cavalry disclaims any obligation to update or revise any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise.

On November 14, 2005, Pinnacle's registration statement filed with the Securities and Exchange Commission (File No. 333-129076), which contained a joint proxy statement/prospectus related to the proposed Pinnacle/Cavalry merger, was declared effective. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PINNACLE, CAVALRY AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain free copies of these documents once they are available through the website maintained by the SEC at http://www.sec.gov. Free copies of the joint proxy statement/prospectus also may be obtained by directing a request by telephone or mail to Pinnacle Financial Partners, Inc., 211 Commerce Street, Suite 300, Nashville, TN 37201, Attention: Investor Relations (615) 744-3710 or Cavalry Bancorp, Inc. 114 West College Street, P.O. Box 188, Murfreesboro, TN 37133, Attention: Investor Relations (615) 849-2272. This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in the Solicitation
The directors and executive officers of Pinnacle and Cavalry may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction. Information about Pinnacle's directors and executive officers is contained in the proxy statement filed by Pinnacle with the Securities and Exchange Commission on March 14, 2005, which is available on Pinnacle's web site (www.pnfp.com) and at the address provided above. Information about Cavalry's directors and executive officers is contained in the proxy statement filed by Cavalry with the Securities and Exchange Commission on March 18, 2005, which is available on Cavalry's website (www.cavb.com). Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests by security holding or otherwise, is contained in the joint proxy statement/prospectus and other relevant material filed or to be filed with the Securities and Exchange Commission.